UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

CafePress Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35468	94-3342816
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11909 Shelbyville Road, Louisville, Kentucky 40243

(Address of principal executive offices, including zip code)

(502) 995-2229

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 28, 2018, CafePress Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Snapfish, LLC, a California limited liability company (“Parent”) and Snapfish Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, on and subject to the terms of the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares) of the Company’s common stock, $0.0001 par value, at a price of $1.48 per share in cash, without interest (the “Offer Price”), subject to any applicable withholding taxes.

The obligation of Parent and Merger Sub to consummate the Offer is subject to customary closing conditions, including, but not limited to, (i) at least a majority of the then outstanding Shares being validly tendered in the Offer and not properly withdrawn (the “Minimum Tender Condition”), (ii) no governmental entity having jurisdiction over any party to the Merger Agreement shall have enacted, issued, promulgated, enforced, or entered any laws or order, whether temporary, preliminary or permanent, that make illegal, enjoin, or otherwise prohibit the consummation of the Offer and (iii) other customary conditions set forth in Exhibit A of the Merger Agreement. The consummation of the Offer is not subject to any financing condition.

The Offer will expire at midnight, New York time on the 20th business day (calculated in accordance with the rules of the Securities Exchange Act of 1934) following the commencement date of the Offer unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

Following consummation of the Offer, Merger Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). In the Merger, each outstanding Share that is not tendered and accepted pursuant to the Offer (other than the Shares held in the treasury of the Company, Shares held owned by Parent, Merger Sub or any other affiliate of Parent, and Shares as to which appraisal rights have been perfected in accordance with applicable law) will be cancelled and converted into the right to receive the Offer Price, without interest and subject to any applicable withholding tax, on the terms and conditions set forth in the Merger Agreement.

In addition, (i) Company stock options that are vested and exercisable as of immediately prior to the effective time of the Merger (the “Effective Time”) and that have a per share exercise price less than the Offer Price, will be cancelled and converted into the right to receive a cash payment equal to the amount by which the per share Offer Price amount exceeds the exercise price; (ii) all Company stock options that are unvested with an exercise price per share less than the Offer Price and held by continuing employees will be cancelled and converted into the right to receive a cash payment equal to the amount by which the per share Offer Price amount exceeds the exercise price upon the earlier of (a) the date on which each such Company stock option is scheduled to vest and (b) the first anniversary of the closing of the Merger (the “Closing”) subject to continued employment through such date; (iii) all Company stock options with an exercise price per share equal to or in excess of the Offer Price that is not held by a continuing employee shall terminate and expire with no additional payment due; (iv) each unvested Company restricted stock unit that is scheduled to vest before December 31, 2018 (if the Closing occurs on or before December 31, 2018) and each Company restricted stock unit that becomes vested on the Closing, will become fully vested and converted into the right to receive an amount in cash equal to the number of Shares underlying such Company restricted stock unit multiplied by the Offer Price; (v) all Company restricted stock units that are scheduled to vest after December 31, 2018 (or the Closing, if later) and held by continuing employees will be cancelled and converted into the right to receive an amount equal to the number of Shares underlying such Company restricted stock unit multiplied by the Offer Price upon the earlier of (a) the date on which each such Company restricted stock unit is scheduled to vest and (b) the first anniversary of the Closing subject to continued employment through such date; (vi) all Company performance-based restricted stock units earned based on the performance of the Company as of Closing which become fully vested will be converted into the right to receive an amount in cash equal to the number of Shares underlying such Company vested performance-based restricted stock unit multiplied by the Offer Price; and (vii) all Company performance-based restricted stock units earned based on the performance of the Company as of Closing that do not become vested at the Closing, will be cancelled and converted into an award to receive an amount in cash equal to the number of earned Shares underlying such Company performance-based restricted stock unit multiplied by the Offer Price upon the earlier of (a) the date on which each such Company performance-based restricted stock unit is scheduled to vest (subject to achievement of the vesting conditions) and (b) the first anniversary of the Closing subject to continued employment through such date.

The Merger Agreement provides that the Merger will be governed by Section 251(h) of the Delaware General Corporation Law, which permits completion of the Merger upon the Minimum Tender Condition being satisfied without a meeting of the Company’s stockholders, and further provides that the Merger should be effected as soon as practicable following the consummation of the Offer.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use reasonable best efforts to cause the Offer and the Merger to be consummated. Additionally, the Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposals. Until the earlier of the termination of the Merger Agreement and the Effective Time, the Company has agreed to operate its business in the ordinary course of business and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also includes termination provisions for both Parent and the Company, and provides that, in connection with the termination of the Merger Agreement by Parent or the Company in the event the Company’s board of directors makes a change in its recommendation of the Merger, if the change of recommendation is made in connection with a superior proposal, the Company will pay Parent a termination fee of $900,000, and if the change of recommendation is made in connection with an intervening event, the Company will pay Parent a termination fee of $400,000.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

A copy of the Merger Agreement has been included to provide the Company’s stockholders and other security holders with information regarding its terms and is not intended to provide any factual information about the Parent and the Company. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by Parent stockholders or other security holders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Parent stockholders or other security holders. Parent stockholders or other security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, Merger Sub or the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Support Agreement

On September 28, 2018, in connection with the Merger Agreement, certain stockholders of the Company (the “Stockholders”) who collectively hold approximately 51% of the outstanding stock of CafePress, solely in their respective capacities as stockholders of the Company, entered into a Support Agreement with Parent and Merger Sub (the “Support Agreement”). This agreement provides, among other things, that the Stockholders will not sell or dispose of their Shares except to participate in the Offer and to tender their shares within 10 business days of the commencement of the Offer.

The foregoing description of the Support Agreement is qualified in its entirety by the full text of the Support Agreement, the form of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2018, the Compensation Committee of the Company’s Board of Directors approved Amendment No. 1 to the Amended and Restated Change in Control for Senior Management Agreement (“Amendment No. 1 to the Change in Control Agreement”), to be effective as of, and contingent upon, the Closing, with each of Phillip L. Milliner and Ekumene M. Lysonge. Amendment No. 1 to the Change in Control Agreement revises the definition of “Constructively Terminated” to extend the resignation period and cure period from 60 and 30 days, respectively, to 90 days.

The foregoing description of Amendment No. 1 to the Change in Control Agreement is qualified in its entirety by the full text of the amendment, the form of which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 8.01	Other Events.

On September 28, 2018, the Company and Parent issued a joint press release announcing that they had entered into the Merger Agreement. The Company is furnishing a copy of the press release as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 28, 2018, by and among Snapfish, LLC, Snapfish Merger Sub and CafePress, Inc.*

10.1+	Form of Amendment No. 1 to the Amended and Restated Change in Control for Senior Management Agreement

99.1	Form of Support Agreement

99.2	Joint Press Release dated September 28, 2018

+	Management contract, compensatory plan or arrangement.
*

Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements, including statements with respect to the proposed Offer and Merger, including anticipated timing, closing conditions and treatment of outstanding equity awards. Forward-looking statements may be typically identified by such words as “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the expectations expressed in the forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations.

Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that Parent may not receive sufficient number of shares tendered from the Company’s stockholders to complete the Offer; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each of Parent and the Company to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Parent or the Company; (5) the ability of Parent or the Company to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) Parent’s ability to achieve the synergies and value expected from the transaction, as well as delays, challenges and expenses associated with integrating the Company with Parent’s existing businesses; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Quarterly Report on Form 10-Q, and more recent reports filed with the SEC. The Company cannot give assurance that the conditions to the transaction will be satisfied. Company does not undertake any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The Offer described herein has not yet commenced. This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer will only be made through a tender offer statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the tender offer (collectively, the “Tender Offer Materials”), each to be filed with the SEC by Parent. In addition, the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. Parent and the Company expect to mail the Tender Offer Materials, as well as the Schedule 14D-9, to the Company’s stockholders. Any solicitation of offers to buy shares of the Company’s common stock will only be made pursuant to the Tender Offer Materials.

THE COMPANY’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS AND THE SCHEDULE 14D-9, INCLUDING ALL AMENDMENTS TO THOSE MATERIALS. SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER. Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by the Company, at the SEC’s website at www.sec.gov. In addition, such materials will be available for free from Parent or the Company by directing any requests to investor relations at Parent or the Company at the applicable phone number or email address below.

Parent Contacts

Snapfish, LLC

Jeffrey A. Sim

310-595-5651

jsim@snapfish-llc.com

Company Contacts

Media Relations:

CafePress Inc.

pr@cafepress.com

Investor Relations:

CafePress Inc.

Phil Milliner

502-822-7503

pmilliner@cafepress.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2018	CAFEPRESS INC.

	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge Vice President, General Counsel and Secretary